                                                                    EXHIBIT 10.1

                                FOURTH AMENDMENT
                                       OF
                SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT

         This Fourth Amendment, dated effective as of August 1, 2003, by and among CROWN CRAFTS, INC. (the "COMPANY"), and BANC OF AMERICA STRATEGIC SOLUTIONS, INC. (ASSIGNEE OF BANK OF AMERICA, N.A.), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, and WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR BY MERGER TO WACHOVIA BANK, N.A.) (collectively, the "PURCHASERS").

         WHEREAS, the parties hereto have executed and delivered that certain Subordinated Note and Warrant Purchase Agreement dated as of July 23, 2001, as amended by First Amendment of Subordinated Note and Warrant Purchase Agreement dated as of September 28, 2001, Second Amendment of Subordinated Note and Warrant Purchase Agreement dated as of February 10, 2003 and Global Amendment Agreement dated as of April 29, 2003 (as so amended, the "PURCHASE AGREEMENT");

         WHEREAS, the Company has requested a modification of, among other things, the covenants under the Purchase Agreement;

         WHEREAS, the Purchasers are willing to enter into this Amendment subject to the satisfaction of conditions and terms set forth herein;

         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement; and

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                AMENDMENTS TO PURCHASE AGREEMENT.

         lA.      SECTION 1.01 OF THE PURCHASE AGREEMENT. Section 1.01 of the
Purchase Agreement is amended by deleting the definitions of "Foreign Stock Pledge Agreement" and "Obligations" and substituting the following therefor

                  "Foreign Stock Pledge Agreement" shall mean, collectively, (i) the Foreign Stock Pledge Agreement, substantially in the form of Exhibit E, executed by the Company (and, pursuant to Section 7.07, any other Obligor creating or acquiring a Direct Foreign Subsidiary), and
         (ii) and if requested by the Required Holders, any pledge or other agreement which may be required pursuant to applicable law in the jurisdiction in which a Direct Foreign Subsidiary is located, in each case to be executed and delivered by the Company and each other Obligor which owns any Direct Foreign Subsidiaries, pledging to the agent pursuant thereto, for the ratable benefit of the Required Holders subject to the Lien of the Senior Lenders, 65% of the capital stock of all Direct Foreign Subsidiaries, to secure the payment of all of the Obligations, as any of the foregoing may be amended or supplemented from time to time.

                  "Obligations" shall mean all Debts, indebtedness, liabilities, covenants, duties and other obligations of the Obligors: (i) to the Collateral Agent, any of the Purchasers, or any of their respective successors, permitted transferees or permitted assigns, included or arising from time to time under this Agreement or any other Transaction Document, whether evidenced by any note or other writing, whether arising from the extension of credit, opening of a letter of credit, acceptance or loan guaranty, including, without limitation, principal, interest, Yield-Maintenance Amount, fees, costs, attorney's fees and indemnification amounts and any and all extensions or renewals thereof in whole or in part, direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several; (ii) to any Purchaser or Affiliate thereof arising under any Interest Rate Protection Agreement with any such Purchaser or Affiliate, including, without limitation, any premature termination or breakage or other costs with respect thereto; (iii) to any Purchaser and its Affiliates, arising in connection with any banking or related transactions, services or functions provided to the Company in connection with the conduct of the Company's business (excluding extensions of credit giving rise to any Debt for money borrowed not related to this Agreement or any of the other Transaction Documents).

         lB.      SECTION 8.01(a) OF THE PURCHASE AGREEMENT. Section 8.01(a) of
the Purchase Agreement is amended by deleting it in its entirety and substituting the following therefor:

                  (a) Minimum EBITDA. Consolidated EBITDA shall not be less than, for each Fiscal Quarter set forth below and the 3 immediately preceding Fiscal Quarters, the amount set forth below corresponding to such Fiscal Quarter:

------------------------------------------------------------------
         FISCAL QUARTER ENDING                      MINIMUM EBITDA
------------------------------------------------------------------
December 29, 2002 through March 28, 2004              $6,885,000

------------------------------------------------------------------
June 27, 2004 through March 27, 2005                  $7,000,000

------------------------------------------------------------------
June 26, 2005 through April 2, 2006                   $7,200,000

------------------------------------------------------------------
July 2, 2006 and each Fiscal Quarter thereafter       $7,400,000

------------------------------------------------------------------

         lC.      SECTION 2.04 OF THE PURCHASE AGREEMENT. Section 2.04 of the
Purchase Agreement is amended by deleting it in its entirety and substituting the following therefor:

                  SECTION 2.04. INTEREST ON THE NOTE.

                  (i) RATE AND PAYMENT. Interest shall accrue at a rate per annum equal to 10% payable in immediately available funds and 1.65% payable by delivery on July 31 of each year of a promissory note in substantially the form of Exhibit A-2 hereto (a "PIK NOTE"). Interest at the rate of 10% shall be payable (i) on the last Business Day of each calendar month, commencing on July 31, 2001 and continuing thereafter until the Notes have been paid in full, (ii) upon any prepayment of any Note to the date of prepayment on the amount prepaid, and (iii) at maturity of the Note, whether by acceleration or otherwise. Notwithstanding anything else contained in this
                           Section 2.04(a), the Company shall make payments with respect to the Notes in immediately available funds at such times and in such minimum amounts as are necessary for the Notes not to have "significant original issue discount" as that term is defined in
                           Section 163(i) of the Code. For this purpose, the issue price of the Notes shall be computed by assuming that the fair market value of the Warrant is as set forth on the Purchaser Schedule hereto.

                  (ii) DEFAULT RATE. After maturity, whether by acceleration or otherwise, interest shall accrue on the Notes at the Default Rate set forth in Section 3.05 below, all of which shall be paid in immediately available funds.

         lD.      SECTION 8.01(b) OF THE PURCHASE AGREEMENT. Section 8.01(b) of
the Purchase Agreement is amended by deleting it in its entirety and substituting the following therefor:

                  (b) Debt/EBITDA Ratio. The Debt/EBITDA Ratio will not exceed, at the end of each Fiscal Quarter set forth below, calculated as to Debt as of such Fiscal Quarter and calculated as to Consolidated EBITDA for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters, the ratio set forth below corresponding to such Fiscal Quarter :

-------------------------------------------------------------------------
         FISCAL QUARTER ENDING                  MAXIMUM DEBT/EBITDA RATIO
-------------------------------------------------------------------------
December 29, 2002 through March 28, 2004              4.75 to 1.00

-------------------------------------------------------------------------
June 27, 2004 through September 26, 2004              4.25 to 1.00

-------------------------------------------------------------------------
December 26, 2004 through March 27, 2005              4.00 to 1.00

-------------------------------------------------------------------------
June 26, 2005 through September 25, 2005              3.75 to 1.00

-------------------------------------------------------------------------
December 25, 2005 through July 2, 2006                3.50 to 1.00

-------------------------------------------------------------------------
October 1, 2006 through December 31, 2006             3.25 to 1.00

-------------------------------------------------------------------------
April 1, 2007 and each Fiscal Quarter thereafter      3.00 to 1.00

-------------------------------------------------------------------------

2. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of August 1, 2003 (the "EFFECTIVE DATE"), upon the satisfaction of the following conditions:

         (a) the Purchasers shall have received executed originals of this Amendment and the Fifth Amendment, satisfactory to the Required Holders in all respects, to the Credit Agreement, dated as of July 23, 2001, among the Company, Churchill Weavers, Inc., Hamco, Inc. and Crown Crafts Infant Products, Inc., as borrowers, Wachovia Bank, National Association (successor by merger to Wachovia Bank, N.A.), as agent, and Wachovia Bank, National Association (successor by merger to Wachovia Bank, N.A.), Banc of America Strategic Solutions, Inc. (assignee of Bank of America, N.A.) and The Prudential Insurance Company of America, as lenders, each agreement being dated the Effective Date, in form and substance satisfactory to the Purchasers.

         (b) The Company shall have paid all costs and expenses (including attorney's fees and expenses) incurred by any Purchaser through the Effective Date, pursuant to statements submitted to the Company (which statements may include estimates of time and expenses to be incurred on and after the dates of posting of actual time and expenses set forth therein, which estimated amounts shall be subject to subsequent adjustment to reflect actual time and expenses subsequently posted).

         (c) The representations and warranties contained herein shall be true on and as of the date hereof; there shall exist on the date hereof, after giving effect to this Amendment, no Event of Default or Default; there shall exist no material adverse change in the business, properties, prospects, operations or condition, financial or otherwise, of the Company or its Subsidiaries since March 31, 2003 other than as reported by the Company in its quarterly reports on Form 10-Q filed with the Securities and Exchange Commission for quarterly periods subsequent to March 31, 2003; and the Company shall have delivered to the Purchasers a certificate signed by a senior officer of the Company to such effect.

3.                REPRESENTATIONS, WARRANTIES AND COVENANTS.

         (a) The Company hereby restates and renews each of the representations and warranties made by it in the Purchase Agreement, as amended hereby, as though made on and as of the date hereof, with each reference therein to "this Agreement", "hereof', "hereunder", "thereof', "thereunder" and words of like import being deemed to be a reference to the Purchase Agreement as amended hereby.

         (b)      The Company further represents and warrants as follows:

                  (i) The execution, delivery and performance by the Company of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene (A) its charter or by-laws, (B) law or (C) any legal or contractual restriction binding on or affecting the Company; and such execution, delivery and performance do not or will not result in or require the creation of any Lien upon or with respect to any of the properties of the Company or any of its Subsidiaries.

                  (ii) No governmental approval is required for the due execution, delivery and performance by the Company of this Amendment, except for such governmental approvals as have been duly obtained or made and which are in full force and effect on the date hereof and not subject to appeal.

                  (iii) Each of this Amendment and the Notes constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

                  (iv) There are no pending or threatened actions, suits or proceedings affecting the Company or any of its Subsidiaries or the properties of the Company or any of its Subsidiaries before any court, governmental agency or arbitrator, that may, if adversely determined, materially adversely effect the financial condition, properties, business, operations or prospects of the Company and it Subsidiaries, considered as a whole, or affect the legality, validity or enforceability of the Purchase Agreement, as amended by this Amendment.

4.                MISCELLANEOUS.

         4A.      REFERENCE TO AND EFFECT ON THE PURCHASE AGREEMENT. (a) Upon
the effectiveness of this Amendment, on and after the date hereof each reference in the Purchase Agreement to "this Agreement", "hereunder", "hereof' or words of like import referring to the Purchase Agreement, and each reference in any other document to "the Purchase Agreement", "thereunder", "thereof' or words of like import referring to the Purchase Agreement, shall mean and be a reference to the Purchase Agreement, as amended hereby.

         (b) Except as specifically amended above, the Purchase Agreement, and all other related documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any holder of a Note under the Purchase Agreement or the Notes, nor constitute a waiver of any provision of any of the foregoing.

         4B.      COSTS AND EXPENSES. The Company agrees to pay on demand all costs and expenses incurred by the Purchasers or any other holder of a Note in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel. The Company further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses of counsel), incurred by the Purchasers or any other any holder of a Note in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this paragraph 4B.

         4C.      EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         4D.      GOVERNING LAW. This Amendment shall be governed by, and
construed in accordance with, the laws of the State of New York.

         4E.      NO DEFAULT OR CLAIMS. To induce the Purchasers to enter into this Amendment, the Company hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default, (ii) no right of offset, recoupment, defense, counterclaim, claim or objection in favor of the Company arising out of or with respect to any of the Notes or other obligations of the Company owed to any holder of a Note, and (iii) each Purchaser has acted in good faith and has conducted its relationships with the Company in a commercially reasonable manner in connection with the negotiations, execution and delivery of this Amendment and in all respects in connection with the Purchase Agreement, the Company hereby waiving and releasing any such claims to the contrary that may exist as of the date of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            CROWN CRAFTS, INC.

                                            By /s/ E. RANDALL CHESTNUT
                                               ---------------------------------
                                               Name:  E. Randall Chestnut
                                               Title: President and CEO

                                            BANC OF AMERICA STRATEGIC
                                            SOLUTIONS, INC. (ASSIGNEE OF BANK OF
                                            AMERICA, N.A.)

                                            By /s/ JOHN F. REGISTER
                                               ---------------------------------
                                               Name: John F. Register
                                               Title: Principal

                                            THE PRUDENTIAL INSURANCE
                                             COMPANY OF AMERICA

                                            By /s/ PAUL G. PRICE
                                               ---------------------------------
                                               Name: Paul G. Price
                                               Title: Vice President

                                            WACHOVIA BANK, NATIONAL
                                            ASSOCIATION (SUCCESSOR BY MERGER TO
                                            WACHOVIA BANK, N.A.)

                                            By /s/ MONICA H. COLE
                                               --------------------------------
                                               Name: Monica H. Cole
                                               Title: Vice President